MANAGEMENT DISCUSSION AND ANALYSIS

Federated U.S. Government Securities Fund: 1-3 Years

ANNUAL REPORT FOR FISCAL YEAR ENDED FEBRUARY 28, 1999

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

Federated U.S. Government Securities Fund: 1-3 Years (the "Fund") invests in U.S. government securities which include U.S. Treasury and agency obligations. By investment policy, the Fund was managed within an average maturity range of
1.5 to 2 years. Effective January 1, 1999, the Fund's average duration is managed within 20% of the duration of the Merrill Lynch 1-3 Year Treasury Index. 1 As a result of changing the Fund's duration benchmark, the Fund may have a slightly longer average duration than it has maintained historically. As of January 1, 1999, the Merrill Lynch 1-3 Year Treasury Index had an average maturity and duration of 1.81 and 1.68 years, respectively, compared to the 1.75 year midpoint of the Fund's previous average maturity range. Although a longer average duration increases the interest rate risk of the Fund, the total return potential of the Fund may also increase. Standard & Poor's has maintained the Fund's "AAAf" credit rating.2

During the first half of the Fund's annual reporting period, fixed income performance reflected above trend economic growth combined with subdued inflation. The 2-year Treasury note yield increased from 5.53% at the end of February 1998 to 5.71% near the end of April as the short to intermediate portion of the yield curve transitioned from pricing in a lower to an unchanged or possibly higher federal funds target rate. The Federal Reserve Board (the "Fed") maintained its "wait and see" approach due to the counteracting forces of the underlying strength in the U.S. economy and the potential deflationary impact of the Asian financial crisis. The federal funds target rate remained at 5.50%, where it had been since the Fed last tightened near the end of March 1997.

U.S. Treasury yields declined during the second half of the Fund's reporting period as the global economic and financial crisis worsened and U.S. equity markets declined. The Russian default and devaluation in mid- August set off a dramatic change in market sentiment toward the avoidance of credit risk. As a result, the highest quality, most liquid securities outperformed all others with on-the-run (most recently auctioned) Treasury securities outperforming off-the-run Treasury securities, to a significant extent. Treasury yields moved sharply lower and short-term Treasury yields fell to their lowest levels since early 1994. The Fund took advantage of dramatically wider agency and off-the-run Treasury yield spreads by increasing exposure to those sectors versus on-the-run Treasurys. The Fed's monetary policy bias quickly shifted from tightening in July to neutral in August, to easing in September in response to disrupted financial markets. The federal funds target rate was lowered three times from 5.50% to 4.75% by mid-November. The Fed's responsiveness in providing liquidity calmed the financial markets and reduced the demand for Treasurys as a safe haven. After hitting a low of 3.85% in mid-October, the 2-year Treasury note yield ended the Fund's reporting period at 5.13%. February 1999 was an especially ugly month as the Treasury market posted its worst monthly performance since December 1981. Stronger than expected economic data, higher Japanese bond yields, new Treasury supply through the quarterly refunding, and Fed Chairman Greenspan's semi-annual Humphrey Hawkins testimony all fueled the bearish bond market sentiment. Market expectations shifted dramatically from pricing in further Fed easing during the fourth quarter of 1998 to pricing in the possibility of a Fed tightening. For the first time since summer 1998, yields along the entire 2- to 30-year Treasury curve rose above 5%, reversing the flight to quality gains caused by the global financial crisis.

The Fund's average maturity/duration was extended past its midpoint when yields rose in late April and shortened below its midpoint when yields fell in mid-October. The Fund's average maturity/duration ended the reporting period at 1.8/1.7 years. Although the U.S. economy entered 1999 with considerable momentum, inflation remains subdued and Fed monetary policy is expected to remain unchanged in the near term. The Fund's net total return for the year ended February 28, 1999 was 5.19% for Institutional Shares, and 4.93% for Institutional Service Shares 3 compared to 5.00% for the Merrill Lynch 2-Year Treasury Index4 and 5.78% for the Merrill Lynch 1- 3 Year Treasury Index.4

1 This index is unmanaged.

2 "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults.

3 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than their original cost.

4 These indices are unmanaged.

INSTITUTIONAL SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 1-3 YEARS

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED FEBRUARY 28, 1999
1 Year                                          5.19%
5 Year                                          5.38%
10 Year                                         6.55%
Start of Performance (3/15/84)                  7.44%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated U.S. Government Securities Fund: 1-3 Years (Institutional
Shares) (the "Fund") from February 28, 1989 to February 28, 1999 compared to the Merrill Lynch 1-3 Year Treasury Index (ML13YTI),2 and the Lipper Short U.S. Government Funds Average (LSUSGFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR

GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML13YTI and the LSUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The ML13YTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LSUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

INSTITUTIONAL SERVICE SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED U.S. GOVERNMENT SECURITIES
FUND: 1-3 YEARS

[Graphic]

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED FEBRUARY 28, 1999
1 Year                                          4.93%
5 Year                                          5.11%
Start of Performance (5/30/92)                  4.90%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated U.S. Government Securities Fund: 1-3 Years (Institutional
Service Shares) (the "Fund") from May 30, 1992 (start of performance) to February 28, 1999 compared to the Merrill Lynch 1-3 Year Treasury Index (ML13YTI),2 and the Lipper Short U.S. Government Funds Average (LSUSGFA).3

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR

GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML13YTI and the LSUSGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The ML13YTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LSUSGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

 [Graphic]

 FEDERATED

 WORLD-CLASS INVESTMENT MANAGER

 Federated U.S. Government Securities Fund: 1-3 Years
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 31428M209
Cusip 31428M100
8032806ARS (4/99)

 [Graphic]

              FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

Institutional Shares

A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Shares of Federated U.S. Government Securities Fund: 1-3 Years (the "Fund") are represented by a solid line. The Merrill Lynch 1-3 Year Treasury Index (the "ML13YTI") is represented by a dotted line, and the Lipper Short U.S. Government Funds Average (the "LSUSGFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Shares of the Fund, the ML13YTI and the LSUSGFA. The "x" axis reflects computation periods from 2/28/89 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Shares, as compared to the ML13YTI and the LSUSGFA. The ending values were $47,136, $50,458 and $47,397, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Institutional Shares Average Annual Total Returns for the one-year, five-year, ten-year periods ended 2/28/99, and from the Fund's start of performance (3/15/84) to 2/28/99. The total returns were 5.19%, 5.38%, 6.55% and 7.44%, respectively.

Institutional Service Shares

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated U.S. Government Securities Fund: 1-3 Years (the "Fund") are represented by a solid line. The Merrill Lynch 1-3 Year Treasury Index (the "ML13YTI") is represented by a dotted line, and the Lipper Short U.S. Government Funds Average (the "LSUSGFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the ML13YTI and the LSUSGFA. The "x" axis reflects computation periods from 5/30/92 to 2/28/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the ML13YTI and the LSUSGFA. The ending values were $34,538, $36,694, and $34,901, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Institutional Service Shares Average Annual Total Returns for the one-year and five-year periods ended 2/28/99, and from the Fund's start of performance (5/30/92) to 2/28/99. The total returns were 4.93%, 5.11%, and 4.90%, respectively.